UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5360
Oppenheimer Main Street Funds, Inc.
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  August 31
Date of reporting period:  08/31/2008

Item 1. Reports to Stockholders.

August 31, 2008

Oppenheimer

Main Street Fund®

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

"Recent refinements to our statistical models prompted a shift away from mega-cap stocks and toward improved relative returns over the reporting period's second half."

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
Top Ten Common Stock Industries

Oil, Gas & Consumable Fuels	17.3%
Computers & Peripherals	5.6
Software	5.4
Semiconductors & Semiconductor Equipment	4.8
Insurance	4.3
Aerospace & Defense	4.2
Media	4.0
Specialty Retail	3.9
Pharmaceuticals	3.8
Metals & Mining	3.5
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2008, and are based on net assets.
Top Ten Common Stock Holdings

Exxon Mobil Corp.	4.2%
Microsoft Corp.	2.5
Chevron Corp.	2.2
Hewlett-Packard Co.	1.9
Intel Corp.	1.8
ConocoPhillips	1.8
General Electric Co.	1.7
International Business Machines Corp.	1.6
Cisco Systems, Inc.	1.5
Johnson & Johnson	1.5
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2008, and are based on net assets. For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.
8 | OPPENHEIMER MAIN STREET FUND

Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2008, and are based on the total market value of common stocks.
9 | OPPENHEIMER MAIN STREET FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended August 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the 12-month period ended August 31, 2008, Oppenheimer Main Street Fund produced total returns that were lower than those of its benchmark, the S&P 500 Index. We attribute these results, in part, to the Fund’s relatively heavy emphasis on mega-cap stocks over the first half of the reporting period and an overemphasis on financial companies in the fourth quarter of 2007 in particular. Although larger companies historically have fared relatively well during economic downturns, the impact of the credit crisis on some of the world’s biggest commercial and investment banks weighed more heavily on the larger market capitalization ranges, on average, than on smaller stocks. In addition, the implementation of our seasonal “turn of the year” stock selection model in the final months of 2007 led to a decrease in the Fund’s exposure to better-performing energy stocks and an increase in information technology and financial stocks just after they had peaked and began to decline in the intensifying economic downturn. We reduced the Fund’s holdings of mega-cap stocks during the reporting period’s second half, and we increased its exposure to mid-cap stocks. In addition, we substantially reduced the Fund’s exposure to financial stocks in the second half. These changes made positive contributions to the Fund’s second-half performance.
     Weak financial stocks had the greatest negative impact on the Fund’s absolute return. From a relative performance perspective, stock selection strategy in the health care sector lagged significantly due to comparatively light holdings of biotechnology firms and relatively heavy exposure to HMOs. The Fund also underperformed the S&P 500 Index in the consumer staples sector, primarily as a result of underweighted exposure to this traditionally defensive area. The Fund’s relative performance in the information technology and materials sectors proved to be more favorable, as overweight positions and strong stock selections in both areas contributed positively to the Fund’s results over the reporting period’s second half.
     Indeed, we attribute much of the Fund’s improved performance over the second half of the reporting period to a shift to our “middle of the year” security selection model, which included enhancements we made to the Fund’s quantitative models in an effort to make them more effective when economic and market conditions deviate significantly from historical averages. Although these refinements have been under development for some time, we implemented them in February 2008 when it became clear that the economic downturn and credit crisis were intensifying.
10 | OPPENHEIMER MAIN STREET FUND

     As of August 31, 2008, we have continued to reduce the Fund’s weighted average market capitalization, reducing holdings of mega- and large-cap stocks while increasing exposure to mid- and small-cap stocks. Our models have found ample opportunities in the information technology, energy and materials sectors, and relatively few in the consumer staples, health care and financials areas. In addition, we have been preparing for the implementation of our revised “turn of the year” stock selection model, which we believe may help the Fund capture the effects of investors’ historical, seasonal preference for smaller stocks.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2008. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is an unmanaged index of U.S. equity securities. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
11 | OPPENHEIMER MAIN STREET FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER MAIN STREET FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.
13 | OPPENHEIMER MAIN STREET FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER MAIN STREET FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.
15 | OPPENHEIMER MAIN STREET FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.
16 | OPPENHEIMER MAIN STREET FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 2/3/88. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 10/3/94. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
17 | OPPENHEIMER MAIN STREET FUND

NOTES
Class Y shares of the Fund were first publicly offered on 11/1/96. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | OPPENHEIMER MAIN STREET FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
19 | OPPENHEIMER MAIN STREET FUND

FUND EXPENSES Continued
the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	March 1, 2008	August 31, 2008	August 31, 2008

Class A	$1,000.00	$978.80	$4.64
Class B	1,000.00	975.00	8.38
Class C	1,000.00	974.80	8.28
Class N	1,000.00	977.50	5.93
Class Y	1,000.00	980.90	2.44

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.46	4.73
Class B	1,000.00	1,016.69	8.55
Class C	1,000.00	1,016.79	8.45
Class N	1,000.00	1,019.15	6.06
Class Y	1,000.00	1,022.67	2.49
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended August 31, 2008 are as follows:

Class	Expense Ratios

Class A	0.93%
Class B	1.68
Class C	1.66
Class N	1.19
Class Y	0.49
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS August 31, 2008

	Shares	Value

Common Stocks—99.1%
Consumer Discretionary—10.4%
Auto Components—0.4%
Autoliv, Inc.	140,700	$5,401,473
Borg-Warner Automotive, Inc.	162,800	6,731,780
Gentex Corp.	340,200	5,419,386
Goodyear Tire & Rubber Co. (The)[1]	59,500	1,166,795
Lear Corp.[1]	170,200	2,137,712
TRW Automotive Holdings Corp.[1]	277,200	5,316,696
WABCO Holdings, Inc.	108,400	4,747,920

		30,921,762

Automobiles—0.3%
Ford Motor Co.[1,2]	5,258,379	23,452,370
Thor Industries, Inc.[2]	36,600	841,068

		24,293,438

Distributors—0.1%
Genuine Parts Co.	75,356	3,196,602
LKQ Corp.[1]	354,400	6,637,912

		9,834,514

Diversified Consumer Services—0.1%
H&R Block, Inc.	228,000	5,823,120
Hillenbrand, Inc.	9,900	235,422
Regis Corp.	22,100	606,866
Service Corp. International	458,700	4,683,327

		11,348,735

Hotels, Restaurants & Leisure—0.5%
Bob Evans Farms, Inc.	64,400	1,807,708
Brinker International, Inc.	128,700	2,435,004
Carnival Corp.	27,000	1,000,620
Chipotle Mexican Grill, Inc., Cl. B1	18,433	1,199,435
International Speedway Corp.	40,200	1,594,734
Interval Leisure Group, Inc.[1]	71,020	922,550
Jack in the Box, Inc.[1]	56,600	1,343,118
McDonald’s Corp.	337,100	20,917,055
Papa John’s International, Inc.[1]	23,000	642,160
Speedway Motorsports, Inc.	19,900	440,387
Wyndham Worldwide Corp.	365,400	7,044,912

		39,347,683

Household Durables—0.2%
American Greetings Corp., Cl. A	42,900	689,832
Lennar Corp., Cl. A2	303,200	3,987,080
NVR, Inc.[1]	3,632	2,170,955
Ryland Group, Inc. (The)[2]	37,100	859,978
Snap-On, Inc.	123,800	7,059,076
Stanley Works (The)	73,400	3,519,530

		18,286,451

Internet & Catalog Retail—0.2%
HSN, Inc.[1]	71,020	1,040,443
Liberty Media Corp.- Interactive, Series A1,2	629,500	8,554,905
NetFlix.com, Inc.[1,2]	83,600	2,578,224
Priceline.com, Inc.[1,2]	63,600	5,913,528
Ticketmaster[1]	71,020	1,521,959

		19,609,059

Leisure Equipment & Products—0.3%
Brunswick Corp.[2]	167,700	2,312,583
Callaway Golf Co.	175,400	2,381,932
Hasbro, Inc.	205,800	7,696,920
Mattel, Inc.	456,100	8,816,413
Polaris Industries, Inc.[2]	48,300	2,177,847

		23,385,695
F1 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Media—4.0%
Cablevision Systems Corp. New York Group, Cl. A	323,700	$10,445,799
CBS Corp., Cl. B	3,042,000	49,219,560
Comcast Corp., Cl. A	931,000	19,718,580
Cox Radio, Inc., Cl. A1,2	59,300	661,195
DirecTV Group, Inc. (The)[1]	2,623,400	74,006,114
DreamWorks Animation SKG, Inc., Cl. A1	207,600	6,618,288
Harte-Hanks, Inc.[2]	63,100	779,285
Interactive Data Corp.	1,300	39,130
Marvel Entertainment, Inc.[1]	53,700	1,818,819
Meredith Corp.[2]	79,700	2,261,886
News Corp., Inc., Cl. A	1,227,500	17,381,400
Regal Entertainment Group[2]	48,100	806,156
Scholastic Corp.	61,500	1,605,150
Time Warner Cable, Inc., Cl. A1,2	834,300	22,317,525
Time Warner, Inc.[2]	5,387,140	88,187,482
Viacom, Inc., Cl. B1	102,238	3,013,976
Walt Disney Co. (The)	1,126,700	36,448,745

		335,329,090

Multiline Retail—0.2%
Big Lots, Inc.[1,2]	210,700	6,230,399
Dillard’s, Inc., Cl. A2	138,400	1,767,368
Dollar Tree, Inc.[1]	193,700	7,430,332

		15,428,099

Specialty Retail—3.9%
Aaron Rents, Inc.	40,700	1,162,392
Aeropostale, Inc.[1,2]	193,800	6,755,868
American Eagle Outfitters, Inc.	304,900	4,588,745
AnnTaylor Stores Corp.[1]	88,100	2,139,068
AutoNation, Inc.[1,2]	508,400	5,770,340
AutoZone, Inc.[1]	66,500	9,125,795
Barnes & Noble, Inc.	70,700	1,748,411
bebe stores, inc.	128,200	1,243,540
Best Buy Co., Inc.	1,560,800	69,877,016
Children’s Place Retail Stores, Inc.[1]	24,900	1,044,555
Dress Barn, Inc. (The)[1]	140,100	2,278,026
Foot Locker, Inc.	75,900	1,236,411
Gap, Inc. (The)	3,499,210	68,059,635
Gymboree Corp.[1]	50,700	1,989,975
Limited Brands, Inc.	429,100	8,925,280
Office Depot, Inc.[1]	488,600	3,439,744
Penske Automotive Group, Inc.[2]	132,700	1,758,275
RadioShack Corp.	207,200	3,938,872
Rent-A-Center, Inc.[1]	98,700	2,236,542
Ross Stores, Inc.	209,900	8,440,079
Sally Beauty Holdings, Inc.[1,2]	237,000	2,023,980
Staples, Inc.	1,424,700	34,477,740
TJX Cos., Inc. (The)[2]	2,060,000	74,654,400
Tractor Supply Co.[1]	67,900	2,893,898
Urban Outfitters, Inc.[1]	207,020	7,374,052
Williams-Sonoma, Inc.[2]	130,000	2,299,700

		329,482,339

Textiles, Apparel & Luxury Goods—0.2%
Carter’s, Inc.[1]	44,000	810,040
Fossil, Inc.[1]	20,954	626,944
Hanesbrands, Inc.[1]	231,100	5,509,424
Jones Apparel Group, Inc.	124,400	2,470,584
Liz Claiborne, Inc.	142,900	2,316,409
Skechers USA, Inc., Cl. A1	74,410	1,422,719
UniFirst Corp.	10,600	456,118
Warnaco Group, Inc. (The)[1]	55,300	2,851,821
Wolverine World Wide, Inc.	78,900	2,077,437

		18,541,496
F2 | OPPENHEIMER MAIN STREET FUND

	Shares	Value

Consumer Staples—6.6%
Beverages—1.1%
Coca-Cola Co. (The)	758,400	$39,489,888
Pepsi Bottling Group, Inc. (The)	147,500	4,363,050
PepsiCo, Inc.	763,990	52,318,035

		96,170,973

Food & Staples Retailing—2.3%
Casey’s General Stores, Inc.	60,000	1,740,000
CVS Caremark Corp.	219,900	8,048,340
Kroger Co. (The)	2,833,910	78,272,594
Longs Drug Stores, Inc.[2]	20,800	1,490,320
Safeway, Inc.	1,940,500	51,112,770
Wal-Mart Stores, Inc.	821,600	48,531,912
Weis Markets, Inc.	8,900	336,865

		189,532,801

Food Products—0.1%
ConAgra Foods, Inc.	8,600	182,922
Del Monte Foods Co.	103,800	884,376
Fresh Del Monte Produce, Inc.[1]	24,500	568,645
Tyson Foods, Inc., Cl. A	484,700	7,037,844

		8,673,787

Household Products—1.2%
Procter & Gamble Co. (The)	1,421,185	99,156,077
Personal Products—0.2%
Chattem, Inc.[1,2]	28,800	2,019,456
Herbalife Ltd.[2]	159,500	7,512,450
NBTY, Inc.[1]	60,800	2,020,992
Nu Skin Asia Pacific, Inc., Cl. A	61,700	1,033,475

		12,586,373

Tobacco—1.7%
Altria Group, Inc.	1,310,100	27,551,403
Lorillard, Inc.	391,058	28,250,030
Philip Morris International, Inc.	1,464,300	78,632,910
Reynolds American, Inc.	170,700	9,043,686
Universal Corp.	45,300	2,351,976

		145,830,005

Energy—19.6%
Energy Equipment & Services—2.3%
Bristow Group, Inc.[1]	2,500	101,925
Dresser-Rand Group, Inc.[1]	169,700	6,883,032
Grey Wolf, Inc.[1]	126,700	1,103,557
Gulfmark Offshore, Inc.[1]	39,500	1,978,950
Halliburton Co.	233,600	10,264,384
Key Energy Services, Inc.[1]	107,900	1,812,720
Lufkin Industries, Inc.	26,600	2,468,214
Nabors Industries Ltd.[1]	128,000	4,556,800
Noble Corp.	1,141,300	57,395,977
Oil States International, Inc.[1]	104,600	5,818,898
Patterson-UTI Energy, Inc.	227,800	6,474,076
Pioneer Drilling Co.[1]	13,700	229,612
Schlumberger Ltd.	707,700	66,679,494
Seacor Holdings, Inc.[1]	23,800	2,097,970
Transocean, Inc.	183,100	23,290,320
Unit Corp.[1]	86,300	5,845,099

		197,001,028

Oil, Gas & Consumable Fuels—17.3%
Anadarko Petroleum Corp.	1,258,700	77,699,551
Apache Corp.	763,860	87,370,307
Berry Petroleum Co., Cl. A	59,000	2,455,580
Bill Barrett Corp.[1]	55,900	2,201,342
BPZ Resources, Inc.[1,2]	8,216	161,855
F3 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Oil, Gas & Consumable Fuels Continued
Chesapeake Energy Corp.[2]	668,100	$32,336,040
Chevron Corp.	2,167,079	187,062,259
ConocoPhillips	1,874,086	154,630,836
Continental Resources, Inc.[1]	37,300	1,871,341
Delta Petroleum Corp.[1,2]	81,900	1,470,924
Denbury Resources, Inc.[1]	264,800	6,590,872
Devon Energy Corp.	260,670	26,601,374
El Paso Corp.	13,600	227,936
Exxon Mobil Corp.	4,402,796	352,267,708
Hess Corp.	691,900	72,448,849
Marathon Oil Corp.	1,837,735	82,826,716
Mariner Energy, Inc.[1]	195,400	5,684,186
Massey Energy Co.	106,600	7,031,336
Murphy Oil Corp.	348,000	27,328,440
Noble Energy, Inc.	803,200	57,613,536
Nordic American Tanker Shipping Ltd.[2]	33,400	1,175,012
Occidental Petroleum Corp.[2]	1,440,000	114,278,400
Overseas Shipholding Group, Inc.	82,500	5,918,550
Plains Exploration & Production Co.[1]	120,400	6,489,560
Rosetta Resources, Inc.[1]	86,100	2,001,825
Spectra Energy Corp.	1,067,400	28,243,404
Stone Energy Corp.[1]	46,581	2,220,516
Swift Energy Co.[1]	47,300	2,209,383
Valero Energy Corp.	1,692,200	58,820,872
VeraSun Energy Corp.[1]	65,120	375,091
W&T Offshore, Inc.[2]	109,300	3,842,988
Walter Industries, Inc.	56,100	5,262,180
Whiting Petroleum Corp.[1]	36,000	3,464,640
Williams Cos., Inc. (The)	172,700	5,334,703
XTO Energy, Inc.	656,800	33,109,288

		1,458,627,400

Financials—8.3%
Capital Markets—1.1%
Bank of New York Mellon Corp.	169,300	5,859,473
BlackRock, Inc.[2]	153,500	33,347,875
Goldman Sachs Group, Inc. (The)[2]	236,900	38,844,493
Invesco Ltd.	232,500	5,958,975
KBW, Inc.[1,2]	28,400	838,936
Knight Capital Group, Inc., Cl. A1	121,700	2,098,108
TD Ameritrade Holding Corp.[1]	412,900	8,435,547

		95,383,407

Commercial Banks—0.7%
Colonial BancGroup, Inc. (The)[2]	269,200	1,701,344
First Horizon National Corp.[2]	257,800	2,895,094
First Midwest Bancorp, Inc.	36,800	823,584
FirstMerit Corp.	72,800	1,473,472
Hancock Holding Co.	25,300	1,240,965
International Bancshares Corp.	60,100	1,552,984
National Penn Bancshares, Inc.[2]	134,700	1,923,516
Old National Bancorp[2]	112,800	1,966,104
Pacific Capital Bancorp[2]	94,700	1,393,037
Park National Corp.[2]	7,020	430,326
Popular, Inc.[2]	625,600	5,098,640
Susquehanna Bancshares, Inc.[2]	133,700	2,136,526
UnionBanCal Corp.	13,200	972,576
Wachovia Corp.[2]	638,510	10,145,924
F4 | OPPENHEIMER MAIN STREET FUND

	Shares	Value

Commercial Banks Continued
Webster Financial Corp.	113,100	$2,411,292
Wells Fargo & Co.	556,420	16,842,833
Westamerica Bancorp[2]	43,000	2,201,600

		55,209,817

Consumer Finance—0.2%
AmeriCredit Corp.[1,2]	80,100	847,458
Cash America International, Inc.	47,900	1,982,581
Discover Financial Services	585,369	9,629,320
Student Loan Corp. (The)	6,400	754,624

		13,213,983

Diversified Financial Services—1.9%
Bank of America Corp.[2]	1,265,339	39,402,656
Citigroup, Inc.[2]	1,674,442	31,797,654
JPMorgan Chase & Co.[2]	1,862,696	71,695,169
Leucadia National Corp.	138,300	6,401,907
NASDAQ OMX Group, Inc. (The)[1,2]	223,700	7,312,753
PHH Corp.[1]	55,500	846,375

		157,456,514

Insurance—4.3%
ACE Ltd.	422,200	22,211,942
Allied World Assurance Holdings Ltd.	70,500	2,722,710
American Financial Group, Inc.	220,800	6,299,424
American International Group, Inc.	111,605	2,398,391
American National Insurance Co.	2,000	190,900
AmTrust Financial Services, Inc.	12,500	175,750
Aon Corp.	74,800	3,552,252
Arch Capital Group Ltd.[1]	97,900	6,829,504
Aspen Insurance Holdings Ltd.	88,100	2,387,510
Assurant, Inc.	135,100	7,893,893
Axis Capital Holdings Ltd.	238,400	7,969,712
Berkley (W.R.) Corp.	275,300	6,486,068
Berkshire Hathaway, Inc., Cl. B1	11,901	46,437,702
Brown & Brown, Inc.	265,000	5,384,800
Chubb Corp.	1,553,900	74,602,739
Cincinnati Financial Corp.	110,100	3,263,364
CNA Financial Corp.	207,000	5,804,280
Conseco, Inc.[1]	56,900	510,393
Delphi Financial Group, Inc., Cl. A	8,900	238,787
Employers Holdings, Inc.	53,000	921,140
Endurance Specialty Holdings Ltd.	71,800	2,342,116
Fidelity National Title Group, Inc., Cl. A	483,300	6,780,699
First American Corp.	15,350	387,895
Flagstone Reinsurance Holdings Ltd.	7,600	93,480
Genworth Financial, Inc., Cl. A	563,500	9,044,175
Hanover Insurance Group, Inc.	124,400	5,875,412
Harleysville Group, Inc.	35,600	1,291,212
HCC Insurance Holdings, Inc.	158,800	3,998,584
IPC Holdings Ltd.	76,300	2,416,421
Loews Corp.	544,892	23,664,660
Max Capital Group Ltd.	84,000	2,184,000
Montpelier Re Holdings Ltd.	36,400	589,316
Nationwide Financial Services, Inc., Cl. A	30,200	1,553,488
F5 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Insurance Continued
Navigators Group, Inc. (The)[1]	13,200	$691,680
Odyssey Re Holdings Corp.	154,500	5,833,920
OneBeacon Insurance Group Ltd.	34,900	746,860
Partnerre Holdings Ltd.	98,600	6,794,526
Philadelphia Consolidated Holding Co.[1]	95,900	5,728,107
Platinum Underwriters Holdings Ltd.	65,900	2,382,285
ProAssurance Corp.[1]	44,600	2,403,940
Protective Life Corp.	163,500	5,933,415
Reinsurance Group of America, Inc.[2]	2,900	139,664
RenaissanceRe Holdings Ltd.	71,100	3,605,481
RLI Corp.	28,100	1,571,071
Safeco Corp.	88,400	5,975,840
Selective Insurance Group, Inc.	78,000	1,882,920
StanCorp Financial Group, Inc.	125,100	6,131,151
State Auto Financial Corp.	8,800	271,656
Torchmark Corp.	10,100	603,374
Transatlantic Holdings, Inc.	24,900	1,496,490
Travelers Cos., Inc. (The)	571,813	25,251,262
Unitrin, Inc.	22,600	576,978
UnumProvident Corp.	399,900	10,161,459
Validus Holdings Ltd.	7,400	176,564
White Mountains Insurance Group Ltd.	1,500	709,350
Willis Group Holdings Ltd.	154,500	5,317,890
Zenith National Insurance Corp.	31,200	1,191,528

		362,080,130

Real Estate Investment Trusts—0.0%
General Growth Properties, Inc.	156,000	4,045,080
Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	582,500	10,741,300
Northwest Bancorp, Inc.	2,900	80,446
Provident Financial Services, Inc.	75,900	1,157,475
TFS Financial Corp.[2]	75,700	925,054
Tree.com, Inc.[1]	11,836	89,954

		12,994,229

Health Care—7.2%
Biotechnology—0.8%
Amgen, Inc.[1]	639,800	40,211,430
Cubist Pharmaceuticals, Inc.[1]	89,700	1,976,091
Genentech, Inc.[1]	214,700	21,201,625
Gilead Sciences, Inc.[1]	75,700	3,987,876
Martek Biosciences Corp.[1]	63,200	2,111,512
PDL BioPharma, Inc.	180,400	2,177,428

		71,665,962

Health Care Equipment & Supplies—0.3%
American Medical Systems Holdings, Inc.[1]	71,100	1,265,580
Analogic Corp.	25,800	1,746,660
Boston Scientific Corp.[1]	735,210	9,234,238
Hill-Rom Holdings, Inc.	83,100	2,488,014
Medtronic, Inc.	81,400	4,444,440
Sirona Dental Systems, Inc.[1,2]	54,100	1,487,209
Steris Corp.	71,800	2,640,086

		23,306,227

Health Care Providers & Services—2.2%
Aetna, Inc.	1,733,400	74,778,876
AMERIGROUP Corp.[1]	83,600	2,163,568
Centene Corp.[1]	29,400	663,852
F6 | OPPENHEIMER MAIN STREET FUND

	Shares	Value

Health Care Providers & Services Continued
Chemed Corp.	41,900	$1,832,706
Emergency Medical Services LP, Cl. A1	19,900	662,272
Health Net, Inc.[1]	224,100	6,196,365
HealthExtras, Inc.[1]	43,300	1,411,580
Healthspring, Inc.[1]	93,200	1,850,952
Kindred Healthcare, Inc.[1]	48,900	1,512,477
LifePoint Hospitals, Inc.[1]	73,700	2,486,638
Lincare Holdings, Inc.[1]	39,700	1,310,100
Magellan Health Services, Inc.[1]	26,700	1,163,052
Owens & Minor, Inc.	54,100	2,495,092
PSS World Medical, Inc.[1]	32,000	584,640
UnitedHealth Group, Inc.	522,204	15,901,112
Universal Health Services, Inc., Cl. B	79,200	4,892,976
WellCare Health Plans, Inc.[1]	5,900	246,384
WellPoint, Inc.[1]	1,195,100	63,089,329

		183,241,971

Life Sciences Tools & Services—0.1%
Pharmaceutical Product Development, Inc.[2]	165,100	6,736,080
Varian, Inc.[1]	32,300	1,605,633

		8,341,713

Pharmaceuticals—3.8%
Abbott Laboratories	234,200	13,450,106
Alpharma, Inc., Cl. A1,2	78,500	2,802,450
Eli Lilly & Co.	498,400	23,250,360
Endo Pharmaceuticals Holdings, Inc.[1]	12,600	286,272
Johnson & Johnson	1,737,744	122,389,310
K-V Pharmaceutical Co., Cl. A1	11,400	257,070
King Pharmaceuticals, Inc.[1]	650,400	7,440,576
Medicis Pharmaceutical Corp., Cl. A	97,200	2,013,012
Merck & Co., Inc.	1,305,610	46,571,109
Pfizer, Inc.	4,555,992	87,065,007
Sepracor, Inc.[1]	316,200	5,818,080
Warner Chilcott Ltd., Cl. A1	133,700	2,139,200
Watson Pharmaceuticals, Inc.[1]	242,000	7,335,020

		320,817,572

Industrials—13.8%
Aerospace & Defense—4.2%
BE Aerospace, Inc.[1]	244,100	5,846,195
Boeing Co.	1,308,100	85,759,036
Ceradyne, Inc.[1]	43,000	1,937,580
DRS Technologies, Inc.	47,000	3,742,140
DynCorp International, Inc., Cl. A1	5,400	85,266
Esterline Technologies Corp.[1]	41,200	2,327,388
General Dynamics Corp.	197,300	18,210,790
Honeywell International, Inc.	386,500	19,390,705
L-3 Communications Holdings, Inc.	284,900	29,612,506
Northrop Grumman Corp.	997,770	68,696,465
Orbital Sciences Corp.[1]	72,800	1,924,832
Raytheon Co.	1,089,700	65,371,103
Triumph Group, Inc.	29,600	1,620,304
United Technologies Corp.	706,300	46,326,217

		350,850,527

Air Freight & Logistics—0.1%
Hub Group, Inc., Cl. A1	64,800	2,588,112
Pacer International, Inc.	40,900	862,172
UTi Worldwide, Inc.	64,100	1,288,410

		4,738,694
F7 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Airlines—0.0%
SkyWest, Inc.	95,300	$1,628,677
Building Products—0.0%
Ameron International Corp.	2,900	338,894
Armstrong World Industries, Inc.	28,800	1,074,528
Lennox International, Inc.	63,400	2,345,800

		3,759,222

Commercial Services & Supplies—1.5%
Brink’s Co. (The)	99,100	6,915,198
ChoicePoint, Inc.[1]	27,200	1,323,552
Clean Harbors, Inc.[1]	28,400	2,304,376
Copart, Inc.[1,2]	60,300	2,653,803
CoStar Group, Inc.[1]	10,200	538,662
Deluxe Corp.	105,700	1,745,107
First Advantage Corp., Cl. A1	4,100	68,593
HNI Corp.[2]	49,700	1,150,058
Ikon Office Solutions, Inc.	165,000	2,856,150
Interface, Inc., Cl. A	52,100	686,157
Korn-Ferry International[1]	8,600	152,908
Manpower, Inc.	127,700	6,137,262
Miller (Herman), Inc.	89,600	2,521,344
Monster Worldwide, Inc.[1]	319,700	6,246,938
MPS Group, Inc.[1]	161,400	1,859,328
R.R. Donnelley & Sons Co.	272,200	7,588,936
Resources Connection, Inc.[1]	80,600	1,948,908
Robert Half International, Inc.	284,200	7,275,520
Steelcase, Inc., Cl. A	162,400	1,802,640
Sykes Enterprises, Inc.[1]	37,500	755,250
United Stationers, Inc.[1]	32,700	1,621,266
Waste Management, Inc.	1,831,100	64,418,098
Watson Wyatt & Co. Holdings	65,400	3,831,786

		126,401,840

Construction & Engineering—0.2%
Aecom Technology Corp.[1]	203,700	6,510,252
EMCOR Group, Inc.[1]	92,300	3,144,661
Granite Construction, Inc.	54,400	1,995,392
KBR, Inc.	232,400	5,705,420

		17,355,725

Electrical Equipment—0.6%
Acuity Brands, Inc.	55,500	2,414,805
Baldor Electric Co.	63,800	2,273,832
Belden, Inc.	61,900	2,274,206
Brady Corp., Cl. A	27,400	1,005,854
Cooper Industries Ltd., Cl. A	89,800	4,278,072
Emerson Electric Co.	278,600	13,038,480
GrafTech International Ltd.[1]	259,900	5,281,168
Regal-Beloit Corp.	19,200	901,440
Smith (A.O.) Corp.	42,000	1,729,140
Thomas & Betts Corp.[1]	132,900	6,124,032
Woodward Governor Co.[2]	153,700	7,120,921

		46,441,950

Industrial Conglomerates—2.3%
3M Co.	408,100	29,219,960
Carlisle Cos., Inc.	17,800	576,542
General Electric Co.	5,152,684	144,790,420
Textron, Inc.	8,180	336,198
Tyco International Ltd.	351,225	15,060,528

		189,983,648

Machinery—3.3%
Barnes Group, Inc.	57,200	1,379,664
Caterpillar, Inc.	909,700	64,343,081
F8 | OPPENHEIMER MAIN STREET FUND

	Shares	Value

Machinery Continued
CIRCOR International, Inc.	22,500	$1,355,850
Crane Co.	19,400	712,368
Cummins, Inc.	796,800	51,919,488
Dover Corp.	193,200	9,540,216
Eaton Corp.	8,300	607,394
EnPro Industries, Inc.[1]	12,000	505,800
Gardner Denver, Inc.[1]	123,800	5,588,332
IDEX Corp.	179,700	6,661,479
Illinois Tool Works, Inc.	339,300	16,832,673
Ingersoll-Rand Co. Ltd., Cl. A	676,890	24,997,548
Kennametal, Inc.	193,100	6,802,913
Lincoln Electric Holdings, Inc.	83,200	6,720,064
Mueller Industries, Inc.	69,100	1,938,255
Navistar International Corp.[1]	29,400	1,631,700
Nordson Corp.	88,300	4,735,529
Oshkosh Corp.	36,900	568,998
Parker-Hannifin Corp.	813,330	52,110,053
Pentair, Inc.	72,000	2,646,000
Robbins & Myers, Inc.	45,000	2,018,250
Timken Co.	211,700	6,842,144
Toro Co. (The)[2]	59,500	2,431,765
Wabtec Corp.	49,100	2,900,337
Watts Water Technologies, Inc., Cl. A	57,400	1,631,882

		277,421,783

Marine—0.0%
Alexander & Baldwin, Inc.	30,700	1,373,211
Road & Rail—1.4%
Amerco[1]	3,300	137,544
Arkansas Best Corp.[2]	59,400	2,056,428
Avis Budget Group, Inc.[1]	183,400	1,397,508
CSX Corp.	213,400	13,802,712
Heartland Express, Inc.	68,800	1,136,576
Hertz Global Holdings, Inc.[1]	520,705	4,951,905
Norfolk Southern Corp.	1,160,600	85,338,918
Old Dominion Freight Line, Inc.[1]	4,000	133,080
Ryder Systems, Inc.	100,470	6,482,324
Werner Enterprises, Inc.[2]	106,700	2,433,827
YRC Worldwide, Inc.[1,2]	117,800	2,132,180

		120,003,002

Trading Companies & Distributors—0.2%
Applied Industrial Technologies, Inc.	79,900	2,325,889
Fastenal Co.[2]	49,300	2,560,149
GATX Corp.	47,700	2,090,691
MSC Industrial Direct Co., Inc., Cl. A	133,100	6,778,783
Textainer Group Holdings Ltd.	9,800	176,204
United Rentals, Inc.[1,2]	114,867	1,859,697
Watsco, Inc.	29,500	1,510,105
WESCO International, Inc.[1]	60,600	2,329,464

		19,630,982

Information Technology—21.8%
Communications Equipment—2.7%
ADTRAN, Inc.	90,000	2,052,000
Avocent Corp.[1]	78,500	1,842,395
Brocade Communications Systems, Inc.[1]	786,600	5,836,572
Cisco Systems, Inc.[1]	5,326,400	128,099,920
Comtech Telecommunications Corp.[1]	24,900	1,138,428
Corning, Inc.	521,500	10,711,610
EchoStar Holding Corp.[1]	110,724	3,470,090
Emulex Corp.[1]	162,600	2,182,092
Harris Corp.	125,300	6,560,708
F9 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Communications Equipment Continued
InterDigital, Inc.[1]	66,500	$1,764,910
JDS Uniphase Corp.[1]	543,100	5,517,896
Plantronics, Inc.	91,900	2,371,020
Polycom, Inc.[1]	103,100	2,890,924
QUALCOMM, Inc.	975,575	51,364,024
Tekelec, Inc.[1]	133,000	2,182,530
Tellabs, Inc.[1]	580,900	3,026,489

		231,011,608

Computers & Peripherals—5.6%
Apple, Inc.[1]	556,000	94,258,680
Dell, Inc.[1]	406,300	8,828,899
Electronics for Imaging, Inc.[1]	32,000	530,880
EMC Corp.[1]	514,035	7,854,455
Hewlett-Packard Co.	3,468,000	162,718,560
Intermec, Inc.[1]	16,800	337,512
International Business Machines Corp.[2]	1,111,200	135,266,376
Lexmark International, Inc., Cl. A1	195,100	7,017,747
NCR Corp.[1]	280,600	7,424,676
QLogic Corp.[1]	143,500	2,680,580
SanDisk Corp.[1,2]	339,200	4,904,832
Seagate Technology	1,589,420	23,698,252
Sun Microsystems, Inc.[1]	860,600	7,745,400
Synaptics, Inc.[1]	54,900	2,873,466
Western Digital Corp.[1,2]	250,300	6,823,178

		472,963,493

Electronic Equipment & Instruments—1.1%
Agilent Technologies, Inc.[1]	437,300	15,200,548
Amphenol Corp., Cl. A	195,600	9,294,912
Arrow Electronics, Inc.[1]	226,500	7,517,535
Avnet, Inc.[1]	250,300	7,346,305
AVX Corp.	87,600	1,005,648
Benchmark Electronics, Inc.[1]	123,400	2,034,866
Cogent, Inc.[1]	70,400	774,400
Cognex Corp.	42,700	863,821
Coherent, Inc.[1]	20,300	728,161
Ingram Micro, Inc., Cl. A1	362,800	6,860,548
Jabil Circuit, Inc.	449,400	7,576,884
Molex, Inc.	272,300	6,567,876
National Instruments Corp.	109,400	3,531,432
Plexus Corp.[1]	72,500	2,032,175
Rofin-Sinar Technologies, Inc.[1]	1,300	52,546
SYNNEX Corp.[1]	59,800	1,374,802
Tech Data Corp.[1]	70,700	2,413,698
Technitrol, Inc.	24,300	384,183
Trimble Navigation Ltd.[1]	200,400	6,783,540
Tyco Electronics Ltd.	363,000	11,946,330
Vishay Intertechnology, Inc.[1]	217,100	1,930,019

		96,220,229

Internet Software & Services—0.7%
Google, Inc., Cl. A1	116,455	53,952,437
IAC/InterActiveCorp[1]	177,550	2,947,330
j2 Global Communications, Inc.[1]	83,700	2,064,879
Open Text Corp.[1,2]	65,900	2,311,113
RealNetworks, Inc.[1]	33,000	218,790

		61,494,549

IT Services—0.7%
Acxiom Corp.	59,000	852,550
Affiliated Computer Services, Inc., Cl. A1	141,800	7,549,432
Broadridge Financial Solutions, Inc.	258,700	5,166,239
Computer Sciences Corp.[1]	185,800	8,738,174
F10 | OPPENHEIMER MAIN STREET FUND

	Shares	Value

IT Services Continued
Convergys Corp.[1]	139,700	$2,060,575
Gartner, Inc.[1]	77,100	2,036,211
Hewitt Associates, Inc.[1]	177,600	7,141,296
Metavante Technologies, Inc.	17,900	423,156
Perot Systems Corp., Cl. A1	124,100	2,208,980
Sapient Corp.[1]	29,500	273,465
TeleTech Holdings, Inc.[1]	29,200	450,264
Visa, Inc., Cl. A	246,780	18,730,602

		55,630,944

Office Electronics—0.8%
Xerox Corp.[2]	4,273,800	59,534,034
Zebra Technologies Corp., Cl. A1	113,000	3,527,860

		63,061,894

Semiconductors & Semiconductor Equipment—4.8%
Altera Corp.	386,800	8,757,152
Amkor Technology, Inc.[1]	220,900	1,658,959
Analog Devices, Inc.	302,900	8,469,084
Applied Materials, Inc.	4,264,000	76,410,880
Atmel Corp.[1]	601,600	2,520,704
Cabot Microelectronics Corp.[1]	44,700	1,726,314
Cymer, Inc.[1]	57,800	1,730,532
Entegris, Inc.[1]	131,800	811,888
Fairchild Semiconductor International, Inc., Cl. A1	173,800	2,179,452
Integrated Device Technology, Inc.[1]	224,300	2,375,337
Intel Corp.	6,796,900	155,445,103
Intersil Corp., Cl. A	268,500	6,290,955
KLA-Tencor Corp.[2]	210,800	7,812,248
Linear Technology Corp.[2]	264,800	8,643,072
LSI Corp.[1]	1,131,000	7,521,150
Marvell Technology Group Ltd.[1]	554,900	7,829,639
MKS Instruments, Inc.[1]	93,100	2,098,474
National Semiconductor Corp.	362,600	7,770,518
PMC-Sierra, Inc.[1,2]	292,200	2,629,800
Power Integrations, Inc.[1]	16,400	482,652
RF Micro Devices, Inc.[1]	325,300	1,262,164
Semtech Corp.[1]	144,100	2,131,239
Silicon Laboratories, Inc.[1]	67,900	2,288,909
Teradyne, Inc.[1]	550,700	5,138,031
Texas Instruments, Inc.	3,300,400	80,892,804
Verigy Ltd.[1]	20,400	376,788

		405,253,848

Software—5.4%
Activision Blizzard, Inc.[1,2]	163,900	5,379,198
Amdocs Ltd.[1]	265,200	8,006,388
Ansys, Inc.[1]	22,300	989,005
Autodesk, Inc.[1]	253,100	8,992,643
BMC Software, Inc.[1]	130,300	4,242,568
CA, Inc.	1,113,300	26,619,003
Cadence Design Systems, Inc.[1]	611,200	4,883,488
Check Point Software Technologies Ltd.[1]	220,100	5,390,249
Compuware Corp.[1]	672,600	7,687,818
Fair Isaac Corp.	80,700	1,864,170
Informatica Corp.[1]	127,900	2,157,673
Intuit, Inc.[1]	342,400	10,295,968
Lawson Software, Inc.[1]	134,100	1,084,869
MICROS Systems, Inc.[1]	18,400	567,088
Microsoft Corp.	7,600,354	207,413,661
MicroStrategy, Inc., Cl. A1	4,000	256,640
F11 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Software Continued
Net 1 UEPS Technologies, Inc.[1]	68,200	$1,829,124
Oracle Corp.[1]	2,365,100	51,866,643
Progress Software Corp.[1]	49,400	1,442,974
Quest Software, Inc.[1]	97,400	1,440,546
Sybase, Inc.[1]	207,400	7,136,634
Symantec Corp.[1]	3,754,300	83,758,433
Synopsys, Inc.[1]	194,400	4,185,432
TIBCO Software, Inc.[1]	292,800	2,398,032
Wind River Systems, Inc.[1]	144,000	1,591,200

		451,479,447

Materials—6.2%
Chemicals—2.2%
Celanese Corp., Series A	163,940	6,321,526
CF Industries Holdings, Inc.	60,800	9,265,920
Chemtura Corp.	346,900	2,286,071
Cytec Industries, Inc.	56,400	2,865,120
Dow Chemical Co. (The)	486,600	16,607,658
Ferro Corp.	75,900	1,672,836
FMC Corp.	45,020	3,310,771
Fuller (H.B.) Co.	88,400	2,304,588
Hercules, Inc.	286,700	6,178,385
Koppers Holdings, Inc.	39,400	1,804,914
Minerals Technologies, Inc.	30,700	2,016,376
Monsanto Co.	684,665	78,222,976
Mosaic Co. (The)	164,400	17,548,056
Nalco Holding Co.	294,600	6,737,502
NewMarket Corp.	26,900	1,827,586
NOVA Chemicals Corp.	81,700	2,352,143
Olin Corp.	84,293	2,268,325
RPM International, Inc.	300,100	6,482,160
Scotts Miracle-Gro Co. (The), Cl. A	76,800	2,053,632
Terra Industries, Inc.	153,200	7,698,300
Valhi, Inc.[2]	15,500	284,115
Valspar Corp. (The)	107,600	2,545,816
Westlake Chemical Corp.[2]	70,700	1,341,886

		183,996,662

Containers & Packaging—0.5%
AptarGroup, Inc.	37,400	1,510,586
Ball Corp.	47,400	2,176,608
Crown Holdings, Inc.[1]	267,100	7,409,354
Greif, Inc., Cl. A	96,600	6,676,026
Owens-Illinois, Inc.[1]	199,600	8,902,160
Rock-Tenn Co., Cl. A	66,700	2,446,556
Sealed Air Corp.	332,200	8,049,206
Silgan Holdings, Inc.	15,300	800,802
Sonoco Products Co.	205,200	7,091,712

		45,063,010

Metals & Mining—3.5%
AK Steel Holding Corp.	144,800	7,617,928
Alcoa, Inc.	1,953,100	62,753,103
Carpenter Technology Corp.	18,200	706,342
Freeport-McMoRan Copper & Gold, Inc., Cl. B2	891,900	79,664,508
Kaiser Aluminum Corp.	34,800	1,881,288
Newmont Mining Corp.	100,300	4,523,530
Nucor Corp.	1,195,800	62,779,500
Olympic Steel, Inc.	10,500	499,905
Reliance Steel & Aluminum Co.	108,600	6,191,286
Schnitzer Steel Industries, Inc.	64,200	4,391,922
F12 | OPPENHEIMER MAIN STREET FUND

	Shares	Value

Metals & Mining Continued
Southern Copper Corp.[2]	1,986,630	$50,718,664
United States Steel Corp.	85,200	11,337,564
Worthington Industries, Inc.[2]	110,500	1,944,800

		295,010,340

Paper & Forest Products—0.0%
Domtar Corp.[1]	310,700	1,774,097
Telecommunication Services—3.4%
Diversified Telecommunication Services—2.3%
AT&T, Inc.	3,756,244	120,162,246
Embarq Corp.	187,400	8,837,784
NTELOS Holdings Corp.	50,900	1,514,275
Premiere Global Services, Inc.[1]	118,400	1,790,208
Verizon Communications, Inc.[2]	1,599,300	56,167,416
Windstream Corp.	618,800	7,685,496

		196,157,425

Wireless Telecommunication Services—1.1%
Centennial Communications Corp.[1]	129,400	986,028
Clearwire Corp., Cl. A1,2	74,900	737,765
MetroPCS Communications, Inc.[1]	298,000	5,027,260
Sprint Nextel Corp.	8,549,288	74,549,791
Syniverse Holdings, Inc.[1]	118,500	1,965,915
Telephone & Data Systems, Inc.	157,600	6,051,840
United States Cellular Corp.[1]	38,700	2,024,010

		91,342,609

Utilities—1.8%
Electric Utilities—1.4%
American Electric Power Co., Inc.	141,700	5,531,968
DPL, Inc.	240,500	5,969,210
Duke Energy Corp.	3,474,500	60,595,280
Edison International, Inc.	69,300	3,182,256
Exelon Corp.	55,400	4,208,184
FirstEnergy Corp.	478,200	34,736,448
Hawaiian Electric Industries, Inc.	28,900	764,405
Sierra Pacific Resources	208,200	2,340,168
UniSource Energy Corp.	41,200	1,323,756

		118,651,675

Energy Traders—0.2%
Mirant Corp.[1]	231,800	6,856,644
Reliant Energy, Inc.[1]	389,100	6,626,373

		13,483,017

Gas Utilities—0.1%
Laclede Group, Inc. (The)	40,700	1,828,651
New Jersey Resources Corp.	18,900	683,802
South Jersey Industries, Inc.	12,300	438,741
Southwest Gas Corp.	28,500	864,975
WGL Holdings, Inc.	70,100	2,257,220

		6,073,389

Multi-Utilities—0.1%
Avista Corp.	94,500	2,107,350
Integrys Energy Group, Inc.	135,400	7,077,357

		9,184,707

Total Common Stocks (Cost $7,590,140,169)		8,348,585,614
F13 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Preferred Stocks—0.0%
Wachovia Corp., Dividend Equalization Preferred Shares[1,3] (Cost $0)	100,000	$110

Other Securities—0.0%
Seagate Technology International, Inc.[1,3,4] (Cost $0)	877,600	87,760

	Units

Rights, Warrants and Certificates—0.0%
Dime Bancorp, Inc. Wts., Strike Price $1, Exp. 1/2/10[1]	485,800	116,592
Progress Energy, Inc., Contingent Value Obligation[1,3]	680,100	224,433

Total Rights, Warrants and Certificates (Cost $0)		341,025

	Shares	Value

Investment Company—0.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 2.76%[5,6] (Cost $52,298,087)	52,298,087	$52,298,087
Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned) (Cost $7,642,438,256)		8,401,312,596

Investments Purchased with Cash Collateral from Securities Loaned—6.8%[7]
OFI Liquid Assets Fund, LLC, 2.62%[5,6] (Cost $570,809,900)	570,809,900	570,809,900
Total Investments, at Value (Cost $8,213,248,156)	106.5%	8,972,122,496
Liabilities in Excess of Other Assets	(6.5)	(546,137,654)

Net Assets	100.0%	$8,425,984,842

Industry classifications are unaudited.
F14 | OPPENHEIMER MAIN STREET FUND

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Partial or fully-loaned security. See Note 6 of accompanying Notes.

3.	Illiquid security. The aggregate value of illiquid securities as of August 31, 2008 was $312,303, which represents less than 0.005% of the Fund’s net assets. See Note 5 of accompanying Notes.

4.	Escrow shares received as the result of issuer reorganization.

5.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares August 31,
	August 31, 2007	Additions	Reductions	2008

OFI Liquid Assets Fund, LLC	—	945,527,550	374,717,650	570,809,900
Oppenheimer Institutional Money Market Fund, Cl. E	—	1,720,023,737	1,667,725,650	52,298,087

	Value	Income

OFI Liquid Assets Fund, LLC	$570,809,900	$515,822	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	52,298,087	1,670,161

	$623,107,987	$2,185,983

     a. Net of compensation to counterparties.

6.	Rate shown is the 7-day yield as of August 31, 2008.

7.	The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 6 of accompanying Notes.
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2008

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $7,590,140,169)	$8,349,014,509
Affiliated companies (cost $623,107,987)	623,107,987

8,972,122,496
Cash	5,964,015
Receivables and other assets:
Dividends	20,226,613
Investments sold	18,381,351
Shares of capital stock sold	840,078
Other	629,128

Total assets	9,018,163,681

Liabilities
Return of collateral for securities loaned	570,809,900
Payables and other liabilities:
Investments purchased	9,548,008
Shares of capital stock redeemed	6,004,956
Distribution and service plan fees	3,200,514
Transfer and shareholder servicing agent fees	1,382,354
Shareholder communications	1,008,786
Directors’ compensation	151,368
Other	72,953

Total liabilities	592,178,839

Net Assets	$8,425,984,842

Composition of Net Assets
Par value of shares of capital stock	$2,630,671
Additional paid-in capital	8,045,442,961
Accumulated net investment income	55,187,625
Accumulated net realized loss on investments	(436,150,755)
Net unrealized appreciation on investments	758,874,340

Net Assets	$8,425,984,842

F16 | OPPENHEIMER MAIN STREET FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $5,959,722,824 and 184,787,390 shares of capital stock outstanding)	$32.25
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$34.22
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $735,669,404 and 23,634,876 shares of capital stock outstanding)	$31.13
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $817,302,512 and 26,370,344 shares of capital stock outstanding)	$30.99
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $176,118,580 and 5,551,269 shares of capital stock outstanding)	$31.73
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $737,171,522 and 22,723,263 shares of capital stock outstanding)	$32.44
See accompanying Notes to Financial Statements.
F17 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2008

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $4,969)	$186,326,047
Affiliated companies	1,670,161
Income from investment of securities lending cash collateral, net:
Unaffiliated companies	1,572,679
Affiliated companies	515,822
Interest	322,308
Other income	299,162

Total investment income	190,706,179

Expenses
Management fees	45,711,741
Distribution and service plan fees:
Class A	17,177,953
Class B	9,510,732
Class C	9,664,204
Class N	1,041,286
Transfer and shareholder servicing agent fees:
Class A	13,047,316
Class B	1,462,623
Class C	1,699,385
Class N	419,440
Class Y	180,538
Shareholder communications:
Class A	1,459,427
Class B	479,487
Class C	174,176
Class N	16,211
Class Y	1,991
Directors’ compensation	185,606
Custodian fees and expenses	154,391
Other	369,739

Total expenses	102,756,246
Less reduction to custodian expenses	(18,284)
Less waivers and reimbursements of expenses	(42,189)

Net expenses	102,695,773

Net Investment Income	88,010,406

Realized and Unrealized Loss
Net realized loss on investments	(21,636,695)
Net change in unrealized appreciation on investments	(1,561,764,873)

Net Decrease in Net Assets Resulting from Operations	$(1,495,391,162)

See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER MAIN STREET FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,	2008	2007

Operations
Net investment income	$88,010,406	$102,110,196
Net realized gain (loss)	(21,636,695)	1,447,067,738
Net change in unrealized appreciation	(1,561,764,873)	151,987,534

Net increase (decrease) in net assets resulting from operations	(1,495,391,162)	1,701,165,468

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(85,062,278)	(73,117,391)
Class B	(2,988,277)	(984,972)
Class C	(3,918,984)	(2,391,155)
Class N	(1,895,829)	(1,498,558)
Class Y	(13,557,437)	(10,050,408)

	(107,422,805)	(88,042,484)

Distributions from net realized gain:
Class A	(950,506,375)	(307,631,500)
Class B	(140,255,574)	(56,774,032)
Class C	(137,227,123)	(45,635,308)
Class N	(28,180,560)	(8,621,612)
Class Y	(109,217,121)	(28,797,341)

	(1,365,386,753)	(447,459,793)

Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A	18,559,737	(477,905,838)
Class B	(180,801,904)	(385,057,480)
Class C	(16,642,105)	(95,608,923)
Class N	(659,059)	8,020,928
Class Y	61,237,425	179,390,811

	(118,305,906)	(771,160,502)

Net Assets
Total increase (decrease)	(3,086,506,626)	394,502,689
Beginning of period	11,512,491,468	11,117,988,779

End of period (including accumulated net investment income of $55,187,625 and $75,037,327, respectively)	$8,425,984,842	$11,512,491,468

See accompanying Notes to Financial Statements.
F19 | OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$43.21	$39.12	$36.18	$32.78	$29.62
Income (loss) from investment operations:
Net investment income	.36 [1]	.42 [1]	.35 [1]	.47 [1]	.26
Net realized and unrealized gain (loss)	(5.62)	5.64	2.96	3.34	3.10

Total from investment operations	(5.26)	6.06	3.31	3.81	3.36
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.47)	(.38)	(.37)	(.41)	(.20)
Distributions from net realized gain	(5.23)	(1.59)	—	—	—

Total dividends and/or distributions to shareholders	(5.70)	(1.97)	(.37)	(.41)	(.20)

Net asset value, end of period	$32.25	$43.21	$39.12	$36.18	$32.78

Total Return, at Net Asset Value[2]	(13.77)%	15.90%	9.19%	11.68%	11.37%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,959,723	$8,015,873	$7,680,186	$7,810,714	$7,384,256
Average net assets (in thousands)	$7,013,377	$8,183,830	$7,845,096	$7,759,230	$7,521,103
Ratios to average net assets:[3]
Net investment income	1.00%	1.00%	0.93%	1.36%	0.75%
Total expenses	0.92%[4,5,6]	0.89%[4,5,6]	0.92%[5]	0.92%[5]	0.93%[5,7]
Portfolio turnover rate	120%	104%	84%	79%	76%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2008	0.92%
Year Ended August 31, 2007	0.89%
5. Reduction to custodian expenses less than 0.005%.
6. Waiver or reimbursement of indirect management fees less than 0.005%.
7. Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F20 | OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS

Class B Year Ended August 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$41.83	$37.87	$34.99	$31.67	$28.68
Income (loss) from investment operations:
Net investment income (loss)	.09 [1]	.10 [1]	.05 [1]	.20 [1]	(.21)
Net realized and unrealized gain (loss)	(5.45)	5.48	2.86	3.21	3.20

Total from investment operations	(5.36)	5.58	2.91	3.41	2.99
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.03)	(.03)	(.09)	—
Distributions from net realized gain	(5.23)	(1.59)	—	—	—

Total dividends and/or distributions to shareholders	(5.34)	(1.62)	(.03)	(.09)	—

Net asset value, end of period	$31.13	$41.83	$37.87	$34.99	$31.67

Total Return, at Net Asset Value[2]	(14.41)%	15.06%	8.32%	10.79%	10.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$735,669	$1,206,240	$1,453,679	$1,968,829	$2,558,206
Average net assets (in thousands)	$949,862	$1,354,135	$1,685,648	$2,295,269	$2,884,434
Ratios to average net assets:[3]
Net investment income (loss)	0.24%	0.24%	0.13%	0.59%	(0.10)%
Total expenses	1.67%[4,5,6]	1.65%[4,5,6]	1.71%[4]	1.72%[4]	1.78%[4,7]
Portfolio turnover rate	120%	104%	84%	79%	76%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Reduction to custodian expenses less than 0.005%.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2008	1.67%
Year Ended August 31, 2007	1.65%
6. Waiver or reimbursement of indirect management fees less than 0.005%.
7. Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F21 | OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended August 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$41.71	$37.81	$34.98	$31.71	$28.69
Income (loss) from investment operations:
Net investment income (loss)	.09 [1]	.11 [1]	.07 [1]	.21 [1]	(.03)
Net realized and unrealized gain (loss)	(5.43)	5.46	2.85	3.22	3.05

Total from investment operations	(5.34)	5.57	2.92	3.43	3.02
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.15)	(.08)	(.09)	(.16)	—
Distributions from net realized gain	(5.23)	(1.59)	—	—	—

Total dividends and/or distributions to shareholders	(5.38)	(1.67)	(.09)	(.16)	—

Net asset value, end of period	$30.99	$41.71	$37.81	$34.98	$31.71

Total Return, at Net Asset Value[2]	(14.42)%	15.09%	8.36%	10.83%	10.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$817,302	$1,126,093	$1,107,962	$1,206,335	$1,241,930
Average net assets (in thousands)	$967,371	$1,155,527	$1,163,337	$1,250,845	$1,278,659
Ratios to average net assets:[3]
Net investment income (loss)	0.26%	0.26%	0.18%	0.62%	(0.01)%
Total expenses	1.66%[4,5,6]	1.64%[4,5,6]	1.67%[4]	1.67%[4]	1.70%[4,7]
Portfolio turnover rate	120%	104%	84%	79%	76%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Reduction to custodian expenses less than 0.005%.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2008	1.66%
Year Ended August 31, 2007	1.64%

6.	Waiver or reimbursement of indirect management fees less than 0.005%.

7.	Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F22 | OPPENHEIMER MAIN STREET FUND

Class N Year Ended August 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$42.59	$38.59	$35.71	$32.39	$29.33
Income (loss) from investment operations:
Net investment income	.26 [1]	.30 [1]	.24 [1]	.35 [1]	.15
Net realized and unrealized gain (loss)	(5.54)	5.57	2.92	3.30	3.05

Total from investment operations	(5.28)	5.87	3.16	3.65	3.20
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.35)	(.28)	(.28)	(.33)	(.14)
Distributions from net realized gain	(5.23)	(1.59)	—	—	—

Total dividends and/or distributions to shareholders	(5.58)	(1.87)	(.28)	(.33)	(.14)

Net asset value, end of period	$31.73	$42.59	$38.59	$35.71	$32.39

Total Return, at Net Asset Value[2]	(13.99)%	15.59%	8.87%	11.30%	10.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$176,119	$238,068	$207,339	$177,463	$150,955
Average net assets (in thousands)	$208,400	$232,421	$194,639	$168,866	$122,478
Ratios to average net assets:[3]
Net investment income	0.74%	0.73%	0.63%	1.02%	0.38%
Total expenses	1.17%[4,5,6]	1.17%[4,5,6]	1.22%[5]	1.26%[5]	1.31%[5,7]
Portfolio turnover rate	120%	104%	84%	79%	76%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2008	1.17%
Year Ended August 31, 2007	1.17%

5.	Reduction to custodian expenses less than 0.005%.

6.	Waiver or reimbursement of indirect management fees less than 0.005%.

7.	Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F23 | OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended August 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$43.45	$39.33	$36.38	$32.93	$29.75
Income (loss) from investment operations:
Net investment income	.52 [1]	.60 [1]	.52 [1]	.64 [1]	.34
Net realized and unrealized gain (loss)	(5.65)	5.67	2.96	3.34	3.13

Total from investment operations	(5.13)	6.27	3.48	3.98	3.47
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.65)	(.56)	(.53)	(.53)	(.29)
Distributions from net realized gain	(5.23)	(1.59)	—	—	—

Total dividends and/or distributions to shareholders	(5.88)	(2.15)	(.53)	(.53)	(.29)

Net asset value, end of period	$32.44	$43.45	$39.33	$36.38	$32.93

Total Return, at Net Asset Value[2]	(13.40)%	16.40%	9.63%	12.15%	11.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$737,172	$926,217	$668,823	$483,532	$570,991
Average net assets (in thousands)	$827,919	$844,472	$594,018	$496,349	$558,130
Ratios to average net assets:[3]
Net investment income	1.42%	1.42%	1.38%	1.82%	1.07%
Total expenses	0.49%[4,5,6]	0.48%[4,5,6]	0.49%[5]	0.53%[5]	0.60%[5]
Portfolio turnover rate	120%	104%	84%	79%	76%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2008	0.49%
Year Ended August 31, 2007	0.48%

5.	Reduction to custodian expenses less than 0.005%.

6.	Waiver or reimbursement of indirect management fees less than 0.005%.
See accompanying Notes to Financial Statements.
F24 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Main Street Fund (the “Fund”) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily
F25 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
F26 | OPPENHEIMER MAIN STREET FUND

Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. The Fund’s investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$55,354,824	$—	$361,404,955	$684,128,538

1.	As of August 31, 2008, the Fund had $361,404,955 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.
2.	During the fiscal year ended August 31, 2008, the Fund utilized $489,935 of capital loss carryforward to offset capital gains realized in that fiscal year.[a]
a.	Includes $489,935 of capital loss carryforwards acquired in the September 4, 2003 merger of Oppenheimer Trinity Core Fund.
3.	During the fiscal year ended August 31, 2007, the Fund utilized $489,935 of capital loss carryforward to offset capital gains realized in that fiscal year.[a]
a.	Includes $489,935 of capital loss carryforwards acquired in the September 4, 2003 merger of Oppenheimer Trinity Core Fund.
F27 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for August 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Increase to
	Accumulated	Accumulated Net
Increase to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$489,935	$437,303	$52,632
The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007 was as follows:

	Year Ended	Year Ended
	August 31, 2008	August 31, 2007

Distributions paid from:
Ordinary income	$568,413,105	$88,042,359
Long-term capital gain	904,396,453	447,459,918

Total	$1,472,809,558	$535,502,277

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$8,287,993,958

Gross unrealized appreciation	$1,147,224,959
Gross unrealized depreciation	(463,096,421)

Net unrealized appreciation	$684,128,538

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the
F28 | OPPENHEIMER MAIN STREET FUND

Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F29 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Capital Stock
The Fund has authorized 840 million shares of $.01 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended August 31, 2008		Year Ended August 31, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	19,300,166	$719,136,155	20,628,969	$853,510,126
Dividends and/or distributions reinvested	26,435,922	969,211,110	8,913,226	355,994,212
Redeemed	(46,438,839)	(1,669,787,528)	(40,383,161)	(1,687,410,176)

Net increase (decrease)	(702,751)	$18,559,737	(10,840,966)	$(477,905,838)

Class B
Sold	2,598,725	$90,730,564	3,060,604	$123,359,939
Dividends and/or distributions reinvested	3,884,987	138,227,759	1,421,750	55,277,609
Redeemed	(11,684,915)	(409,760,227)	(14,028,498)	(563,695,028)

Net decrease	(5,201,203)	$(180,801,904)	(9,546,144)	$(385,057,480)

Class C
Sold	2,030,408	$71,268,449	2,308,996	$92,663,359
Dividends and/or distributions reinvested	3,503,864	124,106,866	1,087,129	42,137,114
Redeemed	(6,163,396)	(212,017,420)	(5,696,274)	(230,409,396)

Net decrease	(629,124)	$(16,642,105)	(2,300,149)	$(95,608,923)

Class N
Sold	1,285,499	$45,948,314	1,607,897	$65,689,791
Dividends and/or distributions reinvested	805,032	29,085,424	249,507	9,840,578
Redeemed	(2,129,618)	(75,692,797)	(1,640,570)	(67,509,441)

Net increase (decrease)	(39,087)	$(659,059)	216,834	$8,020,928

Class Y
Sold	8,893,243	$335,619,421	9,204,931	$387,484,627
Dividends and/or distributions reinvested	3,208,722	117,920,549	944,172	37,804,657
Redeemed	(10,694,401)	(392,302,545)	(5,837,620)	(245,898,473)

Net increase	1,407,564	$61,237,425	4,311,483	$179,390,811

F30 | OPPENHEIMER MAIN STREET FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August 31, 2008, were as follows:

	Purchases	Sales

Investment securities	$12,012,218,540	$13,552,339,992
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.65%
Next $150 million	0.60
Next $150 million	0.55
Over $500 million	0.45
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2008, the Fund paid $17,022,665 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
F31 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2008 for Class B, Class C and Class N shares were $14,964,612, $39,610,271 and $3,940,886, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

August 31, 2008	$1,470,882	$24,070	$1,672,125	$33,979	$6,299
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended August 31, 2008, the Manager waived $42,189 for IMMF management fees.
F32 | OPPENHEIMER MAIN STREET FUND

5. Illiquid Securities
As of August 31, 2008, investments in securities included issues that are illiquid.
Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of August 31, 2008, the Fund had on loan securities valued at $551,300,647. Collateral of $570,809,900 was received for the loans, all of which was subsequently invested in approved instruments.
7. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of August 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
F33 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Recent Accounting Pronouncements Continued
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
8. Change In Independent Registered Public Accounting Firm (Unaudited)
At a meeting held on August 20, 2008, the Board of Directors of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satis faction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.
F34 | OPPENHEIMER MAIN STREET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Oppenheimer Main Street Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Fund (the “Fund”), a series of Oppenheimer Main Street Fund, Inc., including the statement of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Denver, Colorado
October 13, 2008
F35 | OPPENHEIMER MAIN STREET FUND

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F36 | OPPENHEIMER MAIN STREET FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $3.4633 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 4, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2008 which are not designated as capital gain distributions should be multiplied by 70.13% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 31, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $183,263,946 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2008, $149,009 or 0.14% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $170,691,516 or 37.03% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | OPPENHEIMER MAIN STREET FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
22 | OPPENHEIMER MAIN STREET FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Marc Reinganum, Mark Zavenelli and Wentong Alex Zhou, the portfolio managers for the Fund, and the Manager’s Main Street investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load large-cap core funds advised by other investment advisers. The Board noted that the Fund’s ten-year performance was better than its peer group median although its one-year, three-year, and five-year performance were below its peer group median.
     The Board considered that the Fund outperformed its performance universe median during the ten-year period, though it underperformed its performance universe median during the one-, three-, and five-year periods. The Board considered the Manager’s assertion that poor stock selection and overweighting in the financials and technology sectors contributed to the Fund’s underperformance in 2007.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large-cap core
23 | OPPENHEIMER MAIN STREET FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees and total expenses were lower than its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
24 | OPPENHEIMER MAIN STREET FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
25 | OPPENHEIMER MAIN STREET FUND

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors (since 2003), Director (since 2001) Age: 71	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (non- profit) (since 1991); Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991- 2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992- 1997); U.S. Senator (January 1979-January 1991). Oversees 39 portfolios in the OppenheimerFunds complex.

George C. Bowen, Director (since 1998) Age: 72	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Director (since 2001) Age: 70	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 - June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (financial services firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Director (since 1990) Age: 66	Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

Sam Freedman, Director (since 1996) Age: 68	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 39 portfo- lios in the OppenheimerFunds complex.
26 | OPPENHEIMER MAIN STREET FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Beverly L. Hamilton, Director (since 2002) Age: 62	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational orga- nization) (since December 2005); Director of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001- 2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Director (since 2002) Age: 64	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (chari- table organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Director (since 2001) Age: 66	Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of Worcester Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

INTERESTED DIRECTOR AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Director due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Director, President and Principal Executive Officer (since 2001) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006);
27 | OPPENHEIMER MAIN STREET FUND

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

John V. Murphy, Continued	Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Reinganum, Zavanelli, Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112- 3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Dr. Marc Reinganum, Vice President and Portfolio Manager (since 2003) Age: 55	Vice President of the Manager (since September 2002). Director of Quantitative Research and Portfolio Strategist for Equities; the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University (since 1995). At Southern Methodist University, Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty at the Cox School of Business and member of the Board of Trustee Investment Committee. A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Mark Zavanelli, Vice President and Portfolio Manager (since 2008) Age: 37	Vice President of the Manager (since November 2000). A Chartered Financial Analyst. A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000);
28 | OPPENHEIMER MAIN STREET FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted Continued	Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2004) Age: 38	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 port- folios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2005) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2004) Age: 40	Vice President (since May 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2001) Age: 43	Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge upon request by calling 1.800.525.7048.
29 | OPPENHEIMER MAIN STREET FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, and Edward L. Cameron, a member of the Board’s Audit Committee, are audit committee financial experts and that Messrs. Bowen and Cameron are “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $32,375 in fiscal 2008 and $32,400 in fiscal 2007.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees for fiscal 2008 and $32,732 for fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2008 and $32,732 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
     a) Not applicable.
     b) Not applicable
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.
(2)	Exhibits attached hereto.

(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Funds, Inc.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date:	10/13/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date:	10/13/2008

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	10/13/2008